UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2014

COVIDIEN PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: +353 (1) 438-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 19, 2014, Covidien plc (the “Company”) held its Annual General Meeting of Shareholders. Of the 450,316,959 shares outstanding and entitled to vote, 389,997,489 were represented at the meeting, constituting a quorum of 86.60%. The following is a summary of the matters voted on at the meeting.

Proposal 1(a)-(j). The ten (10) nominees for director were elected to hold office until the Company's 2015 Annual General Meeting of Shareholders, as follows:

Nominees		For	Against	Abstain	Broker Non-Votes
(a)	José E. Almeida	353,390,527	6,411,024	2,214,380	27,981,558
(b)	Joy A. Amundson	360,567,144	188,403	1,260,384	27,981,558
(c)	Craig Arnold	360,527,525	218,351	1,270,055	27,981,558
(d)	Robert H. Brust	360,384,621	361,837	1,269,473	27,981,558
(e)	Christopher J. Coughlin	360,467,836	277,855	1,270,240	27,981,558
(f)	Randall J. Hogan, III	360,437,920	310,111	1,267,900	27,981,558
(g)	Martin D. Madaus	360,223,945	526,661	1,265,325	27,981,558
(h)	Dennis H. Reilley	360,391,604	360,929	1,263,398	27,981,558
(i)	Stephen H. Rusckowski	360,288,620	458,983	1,268,328	27,981,558
(j)	Joseph A. Zaccagnino	359,540,643	1,204,156	1,271,132	27,981,558
Proposal 2. The appointment Deloitte & Touche LLP as the independent auditors of the Company was ratified and the Audit Committee of the Board of Directors was authorized to set the auditors' remuneration, as follows:

For:	Against:	Abstain:
384,152,577	4,510,815	1,334,097

Proposal 3. By the following vote, shareholders approved, on an advisory basis, the compensation of the Company's named executive officers described in the proxy statement:

For:	Against:	Abstain:	Broker Non-Votes
342,123,578	17,189,698	2,702,655	27,981,558

Proposal 4. By the following vote, shareholders authorized the Company and/or any subsidiary of the Company to make market purchases of Company shares:

For:	Against:	Abstain:
385,567,549	1,203,533	3,226,407

Proposal 5. By the following vote, shareholders approved, by special resolution, the price range at which Covidien can reissue shares that it holds as treasury shares:

For:	Against:	Abstain:
382,887,530	3,578,536	3,531,423

Proposal 6. By the following vote, shareholders approved renewal of the Directors’ existing authority to issue shares:

For:	Against:	Abstain:
249,284,549	138,250,194	2,462,746

Proposal 7. The proposal to renew the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders was not approved, despite receiving a vote in favor from 64% of the votes cast. Voting on the proposal, which required 75% of the votes cast for approval, was as follows:

For:	Against:	Abstain:
248,079,419	139,684,575	2,233,495

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary
Date: March 25, 2014